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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2007

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                       0-8176                      95-1840947
    (State of                  (Commission File              (I.R.S. Employer
  Incorporation)                    Number)                 Identification No.)


One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                  90017-3782
(Address of principal executive offices)                         (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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   (Former name, former address and former fiscal year, if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]


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Item 8.01   Other Events


On December 14, 2007 the Company issued a press release announcing its quarterly common and preferred stock dividends.


The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.




Item 9.01   Financial Statements and Exhibits

(c)     Exhibits


Exhibit
  No.                                       Description
-------            -------------------------------------------------------------
99.1               Press release dated December 14, 2007 announcing its
                   quarterly common and preferred stock dividends.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             SOUTHWEST WATER COMPANY
                                             (Registrant)

                                             By: /s/ Cheryl L. Clary
                                                 ------------------------------
                                                 Name: Cheryl L. Clary
                                                 Title: Chief Financial Officer

Date: December 14, 2007